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                                                                   EXHIBIT 10(c)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Statements" and "Experts" and to the use of our reports dated January 26, 2001 and April 3, 2001, in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4 No. 33-55890) and related Prospectus of Canada Life of America Variable Annuity Account 2 dated May 1, 2001.


                                                    /s/ Ernst & Young LLP
                                                       -------------------
                                                        ERNST & YOUNG LLP


Atlanta, Georgia

April 27, 2001